SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2013

Date of Report

(Date of Earliest Event Reported)

AMERICAN LASER HEALTHCARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

      000-54541

45-4985655

(State or other jurisdiction

(Commission File Number)

    (IRS Employer

       of incorporation)

Identification No.)

1 Technology Drive, Suite I-807

Irvine, California 92618

(Address of Principal Executive Offices)

949-873-8899

(Registrant’s Telephone Number)

ITEM 5.02

Departure of Directors or Certain Officers

The Chief Financial Officer of American Laser Healthcare Corporation (the "Registrant"), Tony Chow, has submitted to the Registrant his resignation from such office effective October 17, 2103.  Mr. Chow is leaving the position for personal reasons and has no disagreement with the Registrant.

The Registrant is in the process of searching for a replacement Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

AMERICAN LASER HEALTCARE CORPORATION

Date: October 17, 2013

/s/ David Janisch

    President